EXHIBIT 10.38

                           THE 1997 STOCK OPTION PLAN
                          OF ELCOM INTERNATIONAL, INC.

                                 April 29, 1997


                Elcom International, Inc. hereby adopts a stock option plan for the benefit of certain persons and subject to the terms and provisions set forth below.

                  1. Definitions. The following terms shall have the meanings set forth below whenever used in this instrument:

                           (a) The word "Affiliate" shall mean any corporation which, on the effective date of the Plan, is, within the meaning of Section 1563(a) of the Code, a member of a
                                    controlled  group  of  corporations   which
                                    includes the Company.

                           (b) The word "Board" shall mean the Board of Directors of the Company.

                           (c) The word "Code" shall mean the United States Internal Revenue Code (Title 26 of the United States Code) as the same may be amended from time to time.

                           (d) The word "Committee" shall mean the Compensation Committee appointed by the Board.

                           (e) The words "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

                           (f)      The  word  "Company"   shall   mean   Elcom
                                    International, Inc., a Delaware corporation,
                                    and  its Subsidiaries,   if  any,  and  any
                                    successor thereto which shall maintain this Plan.

                           (g)      The words "Incentive  Stock  Option"  shall
                                    mean  any  option  which   qualifies  as  an
                                    incentive  stock  option  under the terms of
                                    Section 422 of the Code.

                           (h) The words "Key Personnel" shall mean any person whose performance as an employee (whether or not as Director) or as an independent contractor or outside Director of the Company or an Affiliate of the
                                    Company   is,   in  the   judgment   of  the
                                    Committee,   important  to  the   successful
                                    operation of the Company or a Subsidiary.

                           (i) The word "Optionee" shall mean any Key Personnel, or the nominee designated by such Key Personnel and acceptable to the Committee, to whom a stock option has been granted pursuant to this Plan, or the
                                    transferee   thereof,   as  allowed  by  the
                                    Committee and/or the Board.

                           (j) The word "Plan" shall mean The 1997 Stock Option Plan of Elcom International, Inc., as it was originally adopted, and as it may be amended.

                           (k) The word "Subsidiary" shall mean any entity at least 50% of the equity of which is owned directly or indirectly by the Company.

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                           (l)      The words  "Substantial  Stockholder"  shall
                                    mean any Key  Personnel  who owns  more than
                                    10% of the total  combined  voting  power of
                                    all   classes  of  stock  of  the   Company.
                                    Ownership shall be determined in accordance with Section 424(d) of the Code and lawful applicable regulations.

                  2. Purpose of the Plan. The purpose of the Plan is to provide Key Personnel with greater incentive to serve and promote the interests of the Company and its stockholders. The premise of the Plan is that, if such Key Personnel acquire a proprietary interest in the business of the Company or increase such proprietary interest as they may already hold, then the incentive of such Key Personnel to work toward the Company's continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to such Key Personnel as may be selected to participate in the Plan, options to purchase Common Stock on the terms and subject to the conditions set forth in the Plan.

                  3. Effective Date of the Plan. The Plan shall become effective as of April 29, 1997. In the event the Plan is not approved by the requisite vote of the holders of the outstanding shares of voting capital stock of the Company by April 29, 1998, any purported Incentive Stock Options granted hereunder shall be thereafter treated as non-qualified stock options for all purposes hereunder.

                  4. Administration of the Plan. The Plan shall be administered by the Committee. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any amendment of or successor to such Rule as may be in effect from time to time and an "outside director" within the meaning of Section 162(m) of the Code or any amendment of or successor to such provision as may be in effect from time to time. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be acts of the Committee. Subject to the terms and conditions of the Plan, and in addition to the other authorizations granted to the Committee under the Plan, the Committee shall have full and final authority in its absolute discretion:
                           (a) to select the Key Personnel to whom options will be granted;

                           (b) to determine the number of shares of Common Stock subject to any option;

                           (c) to determine the time when options will be granted;

                           (d) to determine the option price of Common Stock subject to an option, including any repricing thereof;

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                           (e)      to  determine the time or times  when each
                                    option may be exercised, and the duration of the exercise period;

                           (f) to determine whether and to what extent an option is an Incentive Stock Option; provided, however, that Incentive Stock Options may only be granted to employees of the Company;

                           (g) to prescribe the form of the option agreements governing the options which are granted under the Plan and to set the provisions of such option agreements as the Committee may deem necessary or desirable provided such provisions are not contrary to the terms and conditions of either the Plan or, where the option is an Incentive Stock Option, Section 422 of the Code;

                           (h) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

                           (i) to construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all Optionees under the Plan and upon any person claiming under or through such an Optionee. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

                  5. Persons Eligible for Options. Subject to the restrictions herein contained, options may be granted from time to time in the discretion of the Committee only to such Key Personnel as designated by the Committee (or their designees acceptable to the Committee, in its sole discretion), whose initiative and efforts contribute or may be expected to contribute to the continued growth and future success of the Company and/or its Subsidiaries. Notwithstanding the preceding sentence, any Key Personnel who renounces in writing any right he or she may have to receive stock options under the Plan shall not be eligible to receive any stock options under the Plan. The Committee may grant more than one option to the same Key Personnel.

                  6. Shares Subject to the Plan. Subject to the provisions of the next succeeding provisions of this Section 6, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 1,000,000 shares of Common Stock. The maximum number of shares of Common Stock for which options may be granted under the Plan to any one Key Personnel in any one fiscal year of the Company is 150,000, subject to the other provisions of this Section 6. Either treasury or authorized and unissued shares of Common Stock, or both, in such

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amounts,  within the maximum limit of the Plan, as the Committee shall from time to time determine, may be so issued. All shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan to any Key Personnel. In addition, any shares of Common Stock which are retained to satisfy an Optionee's withholding tax obligations or which are transferred to the Company by an Optionee to satisfy such obligations or to pay all or any portion of the option price in accordance with the terms of the Plan, may be made available for reoffering under the Plan to any Key Personnel. If an option granted under this Plan is exercised, any shares of Common Stock which are the subject thereof shall not thereafter be available for reoffering under the Plan, except in accordance with the preceding sentence.

                  In the event that subsequent to the date of adoption of the Plan by the Board, the outstanding shares of Common Stock are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, including without limitation any transaction described in Section 424(a) of the Code, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be exchanged,
(ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to options, the provisions of the Plan, and option agreements as may be appropriate, equitable and in compliance with the provisions of
Section 424(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to each Optionee. Any such adjustment shall provide for the elimination of fractional shares.

                  7.       Option Provisions.
                           (a)     Option  Price. The option price per share of
Common Stock which is the subject of an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the option is granted; provided, however, that if any Key Personnel to whom an Incentive Stock Option is granted is, at the time of the grant,

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a Substantial  Stockholder,  the option price per share of Common Stock shall be determined by the Committee but shall not be less than one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date the option is granted. The option price per share of Common Stock under each option granted pursuant to the Plan which is not an Incentive Stock Option shall be determined by the Committee at the time of grant. Such fair market value shall be determined in accordance with procedures to be established by the Committee. The day on which the Committee approves the granting of an option shall be deemed for all purposes hereunder the date on which the option is granted, unless another effective date for such grant is specified by the Committee.

                           (b)      Period  of  Option.  The  Committee  shall
determine when each option is to expire but no option shall be exercisable after ten (10) years have elapsed from the date upon which the option is granted; provided, however, that no Incentive Stock Option granted to a person who is a Substantial Stockholder at the time of the grant of such option shall be exercisable after five (5) years have elapsed from the date upon which the option is granted.

                           (c)      Limitation  on Exercise  and Transfer of
Option. Except as otherwise provided in the event of an Optionee's death, or as otherwise determined by the Committee in any particular instance, whether before or after the date of grant of an option and subject to any and all terms and conditions as determined by the Committee in its absolute discretion, only the Optionee may exercise an option; provided, that a guardian or other legal representative who has been duly appointed for such Optionee may exercise an option on behalf of the Optionee. Except as it may otherwise be determined by the Committee in any particular instance, whether before or after the date of grant of an option and subject to any and all terms and conditions as determined by the Committee in its absolute discretion, (a) no option granted hereunder shall be transferable except as otherwise provided in the event of an Optionee's death or, to the extent approved by the Committee, pursuant to a qualified domestic relations order as defined by the Code, or the rules thereunder, and
(b) no option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

                           (d)      Conditions  Governing  Exercise of Option.
The Committee may, in its absolute discretion, either require that, prior to the exercise of any option granted hereunder, the Optionee shall have been an employee or independent contractor for a specified period of time after the date such option was granted, or make any option granted hereunder immediately exercisable. Each option shall be subject to such additional or different

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restrictions  or  conditions  with respect to the time and method of exercise as shall be prescribed by the Committee. Upon satisfaction of any such conditions, the option may be exercised in whole or in part at any time during the option period. Options shall be exercised by the Optionee (i) giving written notice to the Company of the Optionee's exercise of the option accompanied by full payment of the purchase price either in cash or, with the consent of the Committee (which may be included in the option agreement), in whole or in part in shares of Common Stock (either by delivery to the Company of already-owned shares or having the Company withhold shares to be issued) having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made, and (ii) making appropriate arrangements acceptable to the Company (which may be included in the option agreement) with respect to income tax withholding, as required, which arrangements may include, at the absolute discretion of the Committee, in lieu of other withholding arrangements, (a) the Company withholding from issuance to the Optionee such number of shares of Common Stock otherwise issuable upon exercise of the option as the Company and the Optionee may agree, or (b) the Optionee's delivery to the Company of shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the withholding obligation for which payment in cash is not made. Certain dissolutions or liquidations of the Company or, unless the surviving corporation assumes said options, mergers or consolidations in which the Company is not the surviving corporation, may, but need not, cause each outstanding option to terminate, provided that during the option period each Optionee shall have the right during the period, if any, prescribed in the option agreement prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise the then exercisable portion of his or her option in whole or in part without regard to any limitations contained in the Plan or the option
agreement.   Additional   provision  with  respect  to  acquisitions,   mergers,
liquidations or dissolutions may be made in the option agreement.

                           (e)      Termination  of  Employment,  Etc.  If  an
Optionee ceases to be either an employee, outside Director or independent contractor, of the Company and all Subsidiaries, as applicable (the "Cessation Date"), then the Committee shall have absolute discretion to establish, in the option agreement or otherwise, the restrictions on the exercisability of options granted hereunder. An Optionee's employment shall not be deemed to have terminated while he is on a military, sick or other bona fide approved leave of absence from the Company or a Subsidiary as such a

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leave of absence is described in Section  1.421-7(h)  of the Federal  Income Tax
Regulations or any lawful successor regulations thereto. If the stock option is an Incentive Stock Option, no option agreement shall:

                           (i) permit any Optionee to exercise any Incentive Stock Option more than three (3) months after the date the Optionee ceased to be employed by the Company or any Subsidiary if the reason for the Optionee's cessation of employment was other than his death or his disability (as such term is defined by Section 105(d)(4) of the Code); or

                           (ii) permit any Optionee to exercise any Incentive Stock Option more than one (1) year after the date the Optionee ceased to be employed by the Company or any Subsidiary if the reason for the Optionee's cessation of employment was the Optionee's disability (as such term is defined by Section 105(d)(4) of the Code); or

                           (iii) permit any person to exercise any Incentive Stock Option more than one (1) year after the date the Optionee ceased to be employed by the Company or any Subsidiary if either
                                    (A) the reason for the Optionee's cessation of employment was his death or (B) the Optionee died within three (3) months after ceasing to be employed by the Company or any Subsidiary.

If any option is by terms of the option agreement exercisable following the Optionee's death, then such option shall be exercisable by the Optionee's estate, or the person designated in the Optionee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution or by approval of the Committee.

                           (f)      Limitations  on Grant of Incentive  Stock
Options. In no event may Incentive Stock Options be granted hereunder to any person other than an employee of the Company. During the calendar year in which any Incentive Stock Option first becomes exercisable, the aggregate fair market value of the shares of Common Stock which are subject to Incentive Stock Options (determined as of the date the Incentive Stock Options were granted) shall not exceed the sum of One Hundred Thousand Dollars ($100,000). Options which are not designated as Incentive Stock Options shall not be subject to the limitations described in the preceding sentence and shall not be counted when applying such limitation.

                           (g)      Prohibition of Alternative  Options.  It is
intended that Key Personnel who are employees may be granted, simultaneously or from time to time, Incentive Stock Options or other stock options, but no eligible Key Personnel shall be granted alternative rights in Incentive Stock Options and other stock options so as to prevent options granted as Incentive Stock Options from qualifying as such within the meaning of Section 422 of the Code.

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                           (h)     Waiver by Committee of Conditions Governing
Exercise of Option. The Committee may, in its sole discretion, waive, alter or amend any restrictions or conditions set forth in an option agreement concerning an Optionee's right to exercise any option and/or the time and method of exercise.
                  8. Amendments to the Plan. The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's stockholders, shall any action of the Committee or the Board result in:

                           (a) amending, modifying or altering the eligibility requirements provided in
                                    Section 5 hereof; or

                           (b)     increasing or decreasing, except as provided
                                    in Section 6 hereof,  the maximum
                                    number of shares for which options may be granted; or

                           (c) decreasing the minimum option price per share at which options may be granted under the Plan, as provided in Section 7(a) hereof; or

                           (d) extending either the maximum period during which an option is exercisable as provided in Section 7(b) hereof or the date on which the Plan shall terminate as provided in
                                    Section 12 hereof; or

                           (e) changing the requirements relating to the Committee;

except as necessary to conform the Plan and/or the option agreements to changes in the Code or other governing law. No option may be granted during any suspension of this Plan or after this Plan has terminated and no amendment, suspension or termination shall, without the Optionee's consent, alter or impair any of the rights or obligations under an option theretofore granted to such Optionee under this Plan.

                  9. Investment Representation, Approvals and Listing. The Committee may condition its grant of any option hereunder (or any transfer allowed in its discretion) upon receipt of an investment representation from the Optionee which shall be substantially similar to the following:

                           "Optionee  agrees that any shares of Common  Stock of
                  Elcom International, Inc. which may be acquired by virtue of the exercise of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the shares of Common Stock of Elcom International, Inc. which are subject to this option shall be registered under the Securities Act of 1933, as amended, for issuance to the Optionee or in the event there is presented to Elcom International, Inc. an opinion of counsel or other evidence, in either case, satisfactory to Elcom International, Inc. to the effect that the offer and sale of the shares of Common Stock of Elcom International, Inc. which are subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended".

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The Company shall not be required to issue any certificates for shares of Common
Stock upon the exercise of an option granted under the Plan prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or the Nasdaq National Market on which the shares of Common Stock may be listed, (iii) completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the shares of Common
Stock  is  not  necessary  or  advisable,   and  (iv)  obtaining  an  investment
representation from the Optionee in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

                  10.      General Provisions.

                           (a)     Option  Agreements Need  Not Be  Identical.
The form and substance of option agreements, whether granted at the same or different times, need not be identical.

                           (b)     No Right To Be Employed, Etc. Nothing in the
Plan or in any option agreement shall confer upon any Optionee any right to continue in the employ of the Company or a Subsidiary, or to serve as a member of the Board or as an independent contractor, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such option agreement, or to interfere with or limit either the right of the Company or a Subsidiary to terminate the employment of, or independent contractor relationship with, such Optionee at any time or the right of the stockholders of the Company to remove him as a member of the Board with or without cause.

                           (c)   Optionee Does Not Have Rights Of Stockholder.
Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a stockholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such Optionee pursuant to the exercise of an option.

                           (d)      Successors  In  Interest.  The Plan shall be
binding upon the successors and assigns of the Company.

                           (e)      No Liability Upon  Distribution  of Shares.
The liability of the Company under the Plan and any distribution of shares of Common Stock made hereunder is limited to the obligations set forth herein with

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respect  to such  distribution  and no term or  provision  of the Plan  shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any Federal, state or local tax authority and/or any securities regulatory authority.

                           (f)     Taxes. Appropriate provisions shall be made
for all taxes required to be withheld and/or paid in connection with the options or the exercise thereof, and the transfer of Common Stock pursuant thereto, under the applicable laws or other regulations of any governmental authority, whether Federal, state or local and whether domestic or foreign.

                           (g)      Use of Proceeds. The cash proceeds received
by the Company from the issuance of shares of Common Stock pursuant to the Plan will be used for general corporate purposes, or in such other manner as the Board deems appropriate.

                           (h)      Expenses. The  expenses  of  administering
the Plan shall be borne by the Company.

                           (i)      Captions. The captions and section numbers
appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

                           (j)      Number.  The use of the singular or plural
herein shall not be restrictive as to number and shall be interpreted in all cases as the context may require.

                           (k)     Gender.  The use of the feminine, masculine
or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

                  11. Termination of the Plan. The Plan shall terminate on April 29, 2007, and thereafter no options shall be granted under the Plan. All options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms of the option agreements governing such options and the terms and conditions of the Plan.

                  12. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware and any applicable federal law.

                  13. Venue. The venue of any claim brought hereunder by an Optionee shall be Boston, Massachusetts.

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

                  14. Changes in Governing Rules and Regulations. All references herein to the Code or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, shall mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.

                  IN  WITNESS  WHEREOF,   Elcom  International,   Inc.,  by  its
appropriate officer duly authorized, has executed this document as of the 29th day of April, 1997

                                                ELCOM INTERNATIONAL, INC.



                                                By: /s/ Robert J. Crowell
                                                --------------------------------
                                                Robert J. Crowell
                                                Chairman of the Board and Chief
                                                Executive Officer


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